Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes

Note 15 - Income Taxes

A.	Corporate tax rate

The standard tax rate in Israel was 23% during the years ended December 31, 2022 and 2021.

Under the Economic Policy Law for 2011 and 2012 (Legislation Amendments), 2011, which amended the Israel Capital Investments Encouragement Law, 1959 and under the Economic Efficiency Law (Legislative Amendments for Implementing the Economic Policy for the 2017 and 2018 Budget Year) was published and added, under Amendment 73, such that the income of companies with enterprises “preferred enterprise” and companies with knowledge intensive industries – “preferred technologic enterprise” and “special preferred technologic enterprise” will receive tax benefits. Detailed rules apply under amendment 73 of the Capital Investments Law.

The Company has a balance of carryforward losses and will consider its qualification for the 2017 amendment and the term and degree to which it may be qualified as a Preferred Technology Enterprise or Special Preferred Technology Enterprise upon profitability.

B.	Deferred tax assets and liabilities:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred taxes are computed using the standard tax rates of 23%. The expected tax rate can be lower as a preferred technologic enterprise and depends on the fulfillment of conditions set forth in the law. Significant components of the Company deferred tax assets and liabilities are as follows:

	December 31,
	2022	2021
In Respect of:
Net Operating Loss Carry forward	$1,218,869	$675,604
Research and development expenses	189,856	181,964
Provision for warranty	5,761	4,774
Provision for vacation and convalescence	49,850	20,575
Provision for Severance, net	62,060	31,254
Operating lease right of use assets	(134,836)	-
Issuance cost	381,090
Operating lease liabilities	134,836	-
Less - valuation allowance	(1,907,486)	(914,171)
Net deferred tax assets	$-	$-

The net changes in the total valuation allowance for each of the years ended December 31, 2022 and 2021, are comprised as follows:

	Year ended December 31,
	2022	2021
Balance at beginning of year	$914,171	$636,462
Additions during the year	993,315	277,709
Balance at the end of year	$1,907,486	$914,171

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends on the generation of future taxable income during the periods in which those temporary differences or carry-forwards are deductible. Based on the level of historical taxable losses, management has reduced the deferred tax assets with a valuation allowance to the full amount to be realized.

C.	As of December 31, 2022 and December 31, 2021, the operating loss carry-forwards amounted to $5.2 million and $2.4 million, respectively. Operating losses in Israel may be carried forward indefinitely to offset against future taxable operational income.

D.	Reconciliation of the theoretical tax expense to actual tax expense

The main reconciling item between the statutory tax rate of the Company and the effective rate is the provision for a full valuation allowance in respect of tax benefits from carry forward tax losses due to the uncertainty of the realization of such tax benefits (see above).